UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): July 28, 2003

Phelps Dodge Corporation
(Exact name of registrant as specified in its charter)

New York	333-67606	13-1808503
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One North Central Avenue
Phoenix, Arizona 85004
(Address of principal executive offices)
(Zip Code)

(602) 366-8100
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION (PROVIDED UNDER “ITEM 9. REGULATION FD DISCLOSURE”).
SIGNATURES
Exhibit Index
Exhibit 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION (PROVIDED UNDER “ITEM 9. REGULATION FD DISCLOSURE”).

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 28, 2003, Phelps Dodge Corporation issued a press release announcing financial results for the three- and six-month periods ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation

(Registrant)

Date: July 28, 2003	By:	/s/ Ramiro G. Peru
		Name: Title:	Ramiro G. Peru Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release by Phelps Dodge Corporation dated July 28, 2003, announcing financial results for the three- and six-month periods ended June 30, 2003.

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